SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 12, 2000
                Date of Report (Date of Earliest Event Reported)



                             eTravelServe.com, Inc.
                         (Formerly Revenge Marine, Inc.)
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


 000-25003                        Nevada                      36-3051776
------------                      ------                      ----------
(Commission                   (State or Other               (IRS Employer
File Number)                  Jurisdiction of              Indentification
                               Incorporation)                   Number)


c/o EMO Corporate Services
100 N.E. 3rd Ave, Ste. 1100
Ft. Lauderdale, FL                                          33301
------------------                                          -----
(Address of principal executive offices)                  (Zip Code)


                                 (305) 643-0334
                                 --------------
               Registrant's telephone number, including area code

ITEM 5.           OTHER EVENTS

eTravelServe.com, Inc. (the "Company") issued several statements regarding certain strategic business objectives. The information contained in those statements, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3 are incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         c.       EXHIBITS.

                  99.1 May 3, 2000 Press Release

                  99.2 May 10, 2000 Press Release

                  99.3 May 11, 2000 Press Release




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            ETRAVELSERVE.COM, INC..


Date: May 12, 2000                          By:  /s/ Paul R. Johnson
------------------                          ------------------------
                                            Chief Executive Officer



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